SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)           September 6, 2002
                                                        ------------------------



                            SONOMAWEST HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



         California                        01912                 94-1069729
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 (State or Other Jurisdiction      (Commission File Number    (I.R.S. Employer
      of Incorporation)                                      Identification No.)



       2064 HIGHWAY 116 NORTH, SEBASTOPOL, CALIFORNIA                95472
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         (Address of Principal Executive Offices)                  (Zip Code)



                                 (707) 824-2001
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     SonomaWest Holdings, Inc. has retained a new transfer agent, Continental Stock Transfer & Trust Company ("Continental"), with services taking effect beginning Friday, September 6, 2002. Shareholders can contact Continental, located at 17 Battery Place, New York, New York 10004-1123, through its customer service line, (212) 509-4000.


ITEM 7.  EXHIBITS.

Exhibit 99.1 Press Release dated September 6, 2002, entitled "SonomaWest Holdings Retains Continental Stock Transfer & Trust Company as New Transfer Agent."



                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.



                                      SONOMAWEST HOLDINGS, INC.


Date:  September 6, 2002              By:  /s/  Roger S. Mertz
                                         ---------------------------------------
                                         Roger S. Mertz
                                         Chairman of the Board



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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

   99.1 Press Release dated September 6, 2002, entitled "SonomaWest Holdings Retains Continental Stock Transfer & Trust Company as New Transfer Agent."



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